BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Separate Account Eleven for Variable Annuities

Supplement dated December 15, 2022 to the Updating Summary Prospectuses for the variable annuity contracts listed below

This supplement describes a change to the variable annuity contracts listed below issued by Brighthouse Life Insurance Company (“we” or “us”).

Information Change for the Office that Administers Your Contract

If you own any of the below listed products AND any of the following apply to your contract:

(1)	You purchased a Guaranteed Minimum Accumulation Benefit (GMAB) rider with your contract (if applicable);

(2)	Your contract currently has or had an active loan initiated any time on or before April 10, 2011; or

(3)	As the designated beneficiary on the contract, you elected, on or after April 10, 2011, to continue the contract in your own name after the death of the original owner or annuitant;

the following change of information applies to you.

Effective December 30, 2022, contact information for the office that receives general servicing requests and correspondences for your contract will change. Please use the following new contact information:

Brighthouse Life Insurance Company

P.O. Box 4261

Clinton, IA 52733-4261

We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on March 30, 2023. After this date, requests and elections, sent to an address other than the one provided above, may be returned or there may be a delay in processing requests.

This change does not affect any of your contractual provisions. All rights and benefits you have with your contract remain the same.

Supplement to the Updating Summary Prospectus for the following variable annuity contracts:

Portfolio Architect Plus Annuity	PrimEliteSM Annuity

PrimElite IISM Annuity

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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